UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSRS

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: 811-22005

Wells Fargo Advantage Global Dividend Opportunity Fund

(Exact name of registrant as specified in charter)

525 Market St., San Francisco, CA 94105

(Address of principal executive offices) (Zip code)

C. David Messman

Wells Fargo Funds Management, LLC

525 Market St., San Francisco, CA 94105

(Name and address of agent for service)

Registrant’s telephone number, including area code: 800-222-8222

Date of fiscal year end:               October 31, 2011

Date of reporting period:            April 30, 2012

ITEM 1. REPORT TO SHAREHOLDERS

Wells Fargo Advantage

Global Dividend Opportunity Fund

Semi-Annual Report

April 30, 2012

This closed-end fund is no longer offered as an initial public offering and is only offered through broker/dealers on the secondary market. A closed-end fund is not required to buy its shares back from investors upon request.

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The views expressed and any forward-looking statements are as of April 30, 2012, unless otherwise noted, and are those of the Fund managers and/or Wells Fargo Funds Management, LLC. Discussions of individual securities, or the markets generally, or any Wells Fargo Advantage Fund are not intended as individual recommendations. Future events or results may vary significantly from those expressed in any forward-looking statements; the views expressed are subject to change at any time in response to changing circumstances in the market. Wells Fargo Funds Management, LLC, disclaims any obligation to publicly update or revise any views expressed or forward-looking statements.

NOT FDIC INSURED  ¡  NO BANK GUARANTEE  ¡   MAY LOSE VALUE

2	Wells Fargo Advantage Global Dividend Opportunity Fund	Letter to Shareholders

Karla M. Rabusch,

President

Wells Fargo Advantage Funds

The global financial markets throughout most of the past six months may best be defined by the uncertainty about the sustainability of the U.S. economic recovery and ongoing concerns about the Greek debt crisis and the overall health of the eurozone.

Dear Valued Shareholder:

We’re pleased to offer you this semi-annual report for the Wells Fargo Advantage Global Dividend Opportunity Fund for the six-month period that ended April 30, 2012.

The global financial markets throughout most of the past six months may best be defined by the uncertainty about the sustainability of the U.S. economic recovery and ongoing concerns about the Greek debt crisis and the overall health of the eurozone. During periods of elevated uncertainty, many global investors sold riskier assets such as high-beta1 equities, commodities, emerging markets securities, and high-yield bonds in preference for the relative safety of U.S. Treasuries. In periods of lower volatility, investor risk tolerance sharply rose and investors sought out the higher yield and return potential of those riskier investments.

During the first several months of 2012, investor sentiment appeared to be more positive and balanced than earlier in the year. This recent shift in sentiment was the result of improvement in the global macroeconomic backdrop, which we believe contributed to a less volatile market environment and more stable earnings growth expectations. These developments seemed to encourage investors to refocus on underlying fundamentals and a longer-term investment perspective, sparking the first-quarter 2012 U.S. equity rally that was led by stocks and sectors that were shunned at times in 2011, notably retail and higher-growth information technology names. In addition, as investors’ risk tolerance increased during the period, corporate bonds, including high-yield bonds, were favored over the relative safety and lower yields offered by U.S. Treasuries.

After struggling in the early part of the six-month period, most global equity markets rallied to post positive total returns on the whole. In fact, during the first three months of 2012, many of the major U.S. equity indexes realized the strongest first-quarter performance in more than 10 years.

During the six-month period, the S&P 500 Index2 and the Russell 3000® Index3 posted returns of 12.77% and 12.74%, respectively, while the Barclays U.S. Aggregate Bond Index4, representing the universe of investment-grade U.S. bonds, posted a total return of 2.44%. By comparison, the Barclays U.S. Corporate High Yield Bond Index5 added 6.91% and the Barclays U.S. Treasury Index6 returned 1.87%.

On the international front, the MSCI EAFE Index7 returned 0.74% during the six-month period, while the BofA Merrill Lynch Global Broad Market Ex. U.S. Index8, representative of the international investment-grade bond market, returned 0.08%.

1.	Beta measures fund volatility relative to general market movements. It is a standardized measure of systematic risk in comparison to a specified index. The benchmark beta is 1.00 by definition. Beta is based on historical performance and does not represent future results.

2.	The S&P 500 Index consists of 500 stocks chosen for market size, liquidity, and industry group representation. It is a market-value weighted index with each stock’s weight in the index proportionate to its market value. You cannot invest directly in an index.

3.	The Russell 3000® Index measures the performance of the 3,000 largest U.S. companies based on total market capitalization, which represents approximately 98% of the investable U.S. equity market. You cannot invest directly in an index.

4.	The Barclays U.S. Aggregate Bond Index is composed of the Barclays Government/Credit Index and the Mortgage-Backed Securities Index and includes U.S. Treasury issues, agency issues, corporate bond issues, and mortgage-backed securities. You cannot invest directly in an index.

5.	The Barclays U.S. Corporate High Yield Bond Index is an unmanaged, U.S. dollar denominated, nonconvertible, non-investment grade debt index. The index consists of domestic and corporate bonds rated Ba and below with a minimum outstanding amount of $150 million. You cannot invest directly in an index.

6.	The Barclays U.S. Treasury Index is an index of U.S. Treasury securities. You cannot invest directly in an index.

Letter to Shareholders	Wells Fargo Advantage Global Dividend Opportunity Fund	3

Developed global economies regained some momentum during the period.

Developed global economies showed some positive signs during the period, but ongoing credit issues continued to threaten sustainable growth across most of Europe. The U.S. economy, by comparison, showed more consistent upward momentum, but certain areas—namely, the employment situation and the housing market—remained a concern.

The U.S. Bureau of Economic Analysis reported that U.S. gross domestic product (GDP) expanded to an annual growth rate of 3.0% in the fourth quarter of 2011, reigniting hopes of a sustainable U.S. economic recovery. Those hopes were buoyed further by the preliminary estimate of first-quarter 2012 GDP, which showed that growth remains positive, with a 1.9% annual rate. While few economists now believe that the U.S. economy is in danger of sliding back into recession—seen as a possibility at the beginning of the period—many continue to expect a tepid economic growth environment throughout 2012.

Within the eurozone, GDP grew at an annualized rate of 1.5% for 2011, which was modestly weaker from a year earlier when eurozone GDP was reported at an annualized rate of 2.0% in the fourth quarter of 2010. Considering the fiscal challenges that faced European countries throughout 2011—stemming primarily from the re-emergence of the Greek debt crisis—most economists had expected weaker economic conditions in 2011. While several steps have been taken by the International Monetary Fund and the European Central Bank (ECB) to address the ongoing fiscal challenges in Europe, economic conditions within many countries in the eurozone are likely to remain weak throughout 2012.

Central banks across the globe remain committed to accommodative policies.

With inflation seeming to be in check, the U.S. Federal Reserve (Fed) held its target range for the federal funds rate—a proxy for short-term interest rates—steady at 0% to 0.25%. Last summer, the Federal Open Market Committee (FOMC) issued a statement explaining that economic conditions were likely to warrant exceptionally low levels for the federal funds rate through at least mid-2013. That timetable was later revised to late 2014 following the FOMC meeting on January 25, 2012.

The ECB also continued to maintain an accommodative monetary policy throughout the period, primarily in an effort to stave off the contagion risk stemming from the ongoing concerns about the potential of Greece defaulting on its sovereign bonds. Fortunately, Greece received another bailout and was able to restructure its outstanding debt in February 2012, which seemed to alleviate near-term contagion risks and the possibility of the euro currency collapsing. However, the debt agreement did not fully address longer-term structural issues that affect not only Greece but several other countries across the eurozone. Recognizing the drag the persistent sovereign debt crisis has had on financial stability across the eurozone,

Developed global economies showed some positive signs during the period, but ongoing credit issues continued to threaten sustainable growth across most of Europe. The U.S. economy, by comparison, showed more consistent upward momentum, but certain areas—namely, the employment situation and the housing market—remained a concern.

7.	The Morgan Stanley Capital International Europe, Australasia, and Far East (“MSCI EAFE”) Index is an unmanaged group of securities widely regarded by investors to be representations of the stock markets of Europe, Australasia, and the Far East. You cannot invest directly in an index. Source: MSCI. MSCI makes no express or implied warranties or representations and shall have no liability whatsoever with respect to any MSCI data contained herein. The MSCI data may not be further redistributed or used as a basis for other indexes or any securities or financial products. This report is not approved, reviewed or produced by MSCI.

8.	The BofA Merrill Lynch Global Broad Market Ex. U.S. Index tracks the performance of investment grade debt publicly issued in the major domestic and euro bond markets, including sovereign, quasi-government, corporate, securitized and collateralized securities and excludes all securities denominated in US dollars. You cannot invest directly in an index.

4	Wells Fargo Advantage Global Dividend Opportunity Fund	Letter to Shareholders

the ECB introduced additional liquidity into the European banking system through its Long-Term Refinancing Operation (LTRO). The LTRO program effectively encourages European banks to buy sovereign bonds of the eurozone governments, helping to push yields lower on bonds from financially fragile countries like Spain and Italy. This type of activity helps reduce the near-term risk that those countries would experience funding issues. From a global credit market perspective, this additional liquidity further aims to help alleviate fears of contagion and may cause risk premiums to decline—we believe an encouraging scenario for equities and high-yield bonds.

Recent events have not altered our message to shareholders.

The heightened volatility across the global financial markets during 2011 and lingering uncertainties about the outlook going forward have left many investors questioning their resolve—and their investments. Yet, it is precisely at such times that the market may present opportunities—as well as challenges—for prudent investors. For many investors, simply building and maintaining a well-diversified9 investment plan focused on clear financial objectives is the best long-term strategy.

Thank you for choosing to invest with Wells Fargo Advantage Funds. We appreciate your confidence in us and remain committed to helping you meet your financial needs. For current information about your fund investments, contact your investment professional, visit our Web site at wellsfargoadvantagefunds.com, or call us directly at 1-800-222-8222. We are available 24 hours a day, 7 days a week.

Sincerely,

Karla M. Rabusch

President

Wells Fargo Advantage Funds

9.	Diversification does not assure or guarantee better performance and cannot eliminate the risk of investment losses.

Performance Highlights (Unaudited)	Wells Fargo Advantage Global Dividend Opportunity Fund	5

Investment objective

The Fund’s primary investment objective is to seek a high level of current income. The Fund’s secondary objective is long-term growth of capital.

Adviser

Wells Fargo Funds Management, LLC

Sub-advisers

Crow Point Partners, LLC

Wells Capital Management Incorporated

Portfolio managers

Jeffrey P. Mellas, CAIA

Timothy P. O’Brien, CFA

Fund inception

March 28, 2007

Average annual total returns1 (%) as of April 30, 2012

	6 Months*	1 Year	5 Year	Since inception
Based on market value	7.25	(6.68)	(4.00)	(3.86)
Based on net asset value (NAV) per share	3.40	(8.56)	(2.85)	(2.31)

*	Returns for periods of less than one year are not annualized.

Figures quoted represent past performance, which is no guarantee of future results and do not reflect the deduction of taxes that a shareholder may pay on fund distributions or the sales of fund shares. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when sold, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted and assumes the reinvestment of dividends and capital gains. To obtain performance information current to the most recent month-end, please call 1.800.730.6001.

The Fund’s annualized expense ratio for the six months ended April 30, 2012, is 1.07%.

Comparison of NAV vs. market value since inception[2]

Foreign investments are especially volatile and can rise or fall dramatically due to differences in the political and economic conditions of the host country. These risks are generally intensified in emerging markets. Funds that concentrate their investments in a single industry or sector may face increased risk of price fluctuation over less concentrated funds due to adverse developments within that industry or sector. There are numerous risks associated with transactions in options on indexes or securities. As the writer of an index call option, the Fund foregoes some of the opportunity to profit from increases in the values of securities that are in that index and held by the Fund. However, the Fund has retained the risk of loss (net of premiums received) should the price of the Fund’s portfolio securities decline. Similar risks are involved with writing call options on individual securities held in the Fund’s portfolio. This combination of potentially limited appreciation and full exposure to depreciation over time may lead to a decline in the value of Fund shares. Derivatives involve additional risks including interest rate risk, credit risk, the risk of improper valuation and the risk of non-correlation to the relevant instruments they are designed to hedge or to closely track.

1.	Total returns based on market value are calculated assuming a purchase of common stock at the closing market value prior to the first day’s opening market value and a sale at the last day’s closing market value for the period reported. Total returns based on NAV are calculated based on the NAV at the beginning of the period and end of period. Dividends and distributions are assumed for the purposes of these calculations to be reinvested at prices obtained under the Fund’s Automatic Dividend Reinvestment Plan. Total returns do not reflect brokerage commissions or sales charges. If these charges were included, the returns would be lower.

2.	This chart does not reflect any brokerage commissions or sales charges.

6	Wells Fargo Advantage Global Dividend Opportunity Fund	Performance Highlights (Unaudited)

MANAGER’S DISCUSSION

Strategy

In an effort to minimize exposure to European macro concerns and to take advantage of the strong outlook for the U.S. dollar and U.S. interest rates, the Fund remained near its 40% minimum foreign security weighting throughout most of the six-month period that ended April 30, 2012. Beginning in April 2012, we increased European weightings in order to generate additional dividend income ahead of the region’s seasonal dividend calendar.

During the reporting period, options markets were affected by dramatic swings in market volatility. Early in the period, volatility was high as the U.S. was pulling out of a late-2011 economic slowdown. Simultaneously, the crisis in Europe was taking on added urgency. These events caused market volatility to spike, leading to attractive options prices. We took advantage of the premiums available at that time by writing out-of-the-money options on European indexes that we felt offered attractive income-generating opportunities.

Ten largest holdings[3] as of April 30, 2012
Vodafone Group plc ADR	5.94%
Deutsche Post AG	5.83%
France Telecom SA	4.22%
Hatteras Financial Corporation	3.97%
Kaydon Corporation	3.79%
Excel Trust Incorporated	3.34%
ENI SpA	3.16%
DISH Network Corporation	3.03%
Tele2 AB Series B	2.85%
Turkcell Iletisim Hizmetleri AS ADR	2.64%

Sector distribution[4] as of April 30, 2012

Country allocation[4] as of April 30, 2012

Later in the period, the level of volatility dropped dramatically, especially following the European Central Bank’s (ECB) announcement of a Long-Term Refinancing Operation (LTRO) in Europe. This facility dramatically improved liquidity in the eurozone and helped improve the outlook for the European banking system. As a result, options premiums fell dramatically—especially in the U.S., which was perceived to be in much better economic shape than eurozone economies. With options prices on U.S. markets plummeting, we focused our options writing on European markets that we felt offered the most attractive risk/return potential. We also diversified the markets against which we wrote calls to better distribute risk.

Contributors to performance

Performance contributors in the equity sleeve during the period included preferred stocks, especially financials and utilities preferred shares, and common shares of telecommunication services companies. A notable contributor was DISH Network Corporation, which performed particularly well, due in part to a special dividend in December. Our utilities common share exposure also added value, benefiting from strong performance early in the reporting period.

Performance of the options overlay strategy was strong throughout the period, with the exception of January. Shortly after the ECB announced the creation of the LTRO, European markets spiked, putting several of the call options in the money (when the stock’s current market price is higher than the strike price of the option). For the period, the overlay generated approximately $2.3 million in income for the Fund.

3.	The ten largest holdings are calculated based on the value of the securities divided by total net assets of the Fund. Holdings are subject to change and may have changed since the date specified.

4.	Percentages are subject to change and are calculated based on the total long-term investments of the Fund.

Performance Highlights (Unaudited)	Wells Fargo Advantage Global Dividend Opportunity Fund	7

Detractors from performance

The primary detractors from performance in the equity sleeve were in the Fund’s foreign exposure. In particular, several European holdings, including France Telecom SA and Italian-based Mediaset SpA and Enel SpA, detracted from relative performance. The overarching fiscal challenges that have been facing the eurozone continued to be a headwind to companies based in certain countries, including Italy and Portugal, and weakening fundamentals—especially within the utilities sector—further hampered several companies within the eurozone.

Management outlook

We remain increasingly concerned about Europe and the euro and the potential for taxes on U.S. dividend income to rise sharply in 2013. The 15% tax rate on qualified dividend income is scheduled to sunset at the end of the year. We remain hopeful, if not particularly optimistic, that a tax bill will be enacted to prevent this from happening, but it seems highly unlikely that a bill could pass Congress before the U.S. presidential election in November. In any event, the health care law passed in 2010 implemented a 3.8% surtax on modified adjusted gross income to go into effect in 2013, so even if the 15% tax rate survives the new year, the effective tax rate on dividend income may rise to at least 18.8%.

In the opinion of the options overlay manager, the U.S. financial markets are likely to outperform most global markets over the near term. The team also believes that the ongoing efforts in Europe to restructure its economies will limit the upside potential for many of the European financial markets. As a result, the team expects to be modestly more aggressive in its overall call-writing posture, with a more conservative approach to writing U.S. options.

8	Wells Fargo Advantage Global Dividend Opportunity Fund	Portfolio of Investments—April 30, 2012 (Unaudited)

Security Name	Shares	Value

Common Stocks: 71.38%

Bermuda: 0.24%
VimpelCom Limited ADR (Telecommunication Services, Wireless Telecommunication Services)	100,000	$1,019,000

Brazil: 0.26%
Telefonica Brasil ADR (Telecommunication Services, Diversified Telecommunication Services)	38,750	1,103,213

Finland: 1.02%
Fortum Oyj (Utilities, Electric Utilities)	200,000	4,302,026

France: 5.68%
France Telecom SA (Telecommunication Services, Diversified Telecommunication Services)	1,300,000	17,784,576
Suez Environnement Company SA (Utilities, Multi-Utilities)	230,000	3,243,926
Veolia Environnement SA (Utilities, Multi-Utilities)	200,000	2,929,349

		23,957,851

Germany: 5.83%
Deutsche Post AG (Industrials, Air Freight & Logistics)	1,318,726	24,612,932

Italy: 11.07%
Enel SpA (Utilities, Electric Utilities)	2,000,000	6,565,554
ENI SpA (Energy, Oil, Gas & Consumable Fuels)	600,000	13,319,073
Hera SpA (Utilities, Multi-Utilities)	5,963,673	8,959,822
Mediaset SpA (Consumer Discretionary, Media)	4,100,000	9,752,627
TERNA SpA (Utilities, Electric Utilities)	2,175,000	8,090,125

		46,687,201

Portugal: 0.51%
Portugal Telecom SGPS SA ADR (Telecommunication Services, Diversified Telecommunication Services)	400,000	2,144,000

Spain: 2.27%
Red Electrica de Espana (Utilities, Electric Utilities)	220,000	9,578,031

Sweden: 2.84%
Tele2 AB Series B (Telecommunication Services, Diversified Telecommunication Services)	630,000	12,007,052

Turkey: 2.64%
Turkcell Iletisim Hizmetleri AS ADR (Telecommunication Services, Wireless Telecommunication Services)	900,000	11,124,000

United Kingdom: 9.13%
National Grid plc (Utilities, Multi-Utilities)	250,000	2,700,099
Severn Trent plc (Utilities, Water Utilities)	250,262	6,863,937
United Utilities Group plc (Utilities, Water Utilities)	390,223	3,916,916
Vodafone Group plc ADR (Telecommunication Services, Wireless Telecommunication Services)	900,000	25,047,000

		38,527,952

United States: 29.89%
AG Mortgage Investment Trust Incorporated (Financials, REITs)	77,500	1,534,500
Ameresco Incorporated Class A (Industrials, Building Products) †	131,000	1,596,890
American Electric Power Company Incorporated (Utilities, Electric Utilities)	100,000	3,884,000
Annaly Capital Management Incorporated (Financials, REITs)	200,000	3,264,000

The accompanying notes are an integral part of these financial statements.

Portfolio of Investments—April 30, 2012 (Unaudited)	Wells Fargo Advantage Global Dividend Opportunity Fund	9

Security Name		Shares	Value

United States (continued)
Chatham Lodging Trust (Financials, REITs)		552,000	$7,176,000
Convergys Corporation (Information Technology, IT Services) †		25,000	334,250
DISH Network Corporation (Consumer Discretionary, Media)		400,000	12,788,000
Excel Trust Incorporated (Financials, REITs)		1,175,000	14,088,250
FirstEnergy Corporation (Utilities, Electric Utilities)		150,000	7,023,000
Hatteras Financial Corporation (Financials, REITs)		575,000	16,749,750
Hicks Acquisition Company II Incorporated (Financials, Consumer Finance) (a)†		60,000	614,400
Kaydon Corporation (Industrials, Machinery)		652,218	15,998,908
Kite Realty Group Trust (Financials, REITs)		25,000	637,250
Mitek Systems Incorporated (Information Technology, Software) †		25,000	141,500
Northstar Realty Finance Corporation (Financials, REITs)		175,000	4,060,000
PG&E Corporation (Utilities, Multi-Utilities)		55,000	2,429,900
Preferred Apartment Communities Incorporated (Financials, Real Estate Management & Development)		410,000	3,312,800
Public Service Enterprise Group Incorporated (Utilities, Multi-Utilities)		250,000	7,787,500
QR Energy LP (Energy, Oil, Gas & Consumable Fuels)		100,000	1,875,000
Rentech Nitrogen Partners LP (Materials, Chemicals) †		75,000	2,210,250
Sara Lee Corporation (Consumer Staples, Food Products)		500,000	11,020,000
SCANA Corporation (Utilities, Multi-Utilities)		50,000	2,306,000
Shenandoah Telecommunications Company (Telecommunication Services, Wireless Telecommunication Services)		249,999	2,787,489
Vanguard Natural Resources LLC (Energy, Oil, Gas & Consumable Fuels)		50,000	1,445,500
Whitestone REIT (Financials, REITs)		75,000	1,036,500

			126,101,637

Total Common Stocks (Cost $349,540,119)			301,164,895

Investment Companies: 1.31%
Sandridge Mississippian Trust II		125,000	2,886,250
Tortoise MLP Fund Incorporated		100,000	2,653,000

Total Investment Companies (Cost $5,151,500)			5,539,250

	Dividend Yield
Preferred Stocks: 22.00%

Bermuda: 0.75%
Endurance Specialty Holding (Financials, Insurance)	7.75%	69,385	1,840,784
Partnerre Limited (Financials, Insurance)	3.34	50,000	1,327,000

			3,167,784

Canada: 0.36%
Nexen Incorporated (Energy, Oil, Gas & Consumable Fuels)	7.35	59,058	1,496,530

Germany: 0.19%
Allianz SE (Financials, Insurance)	8.38	30,641	804,326

Netherlands: 0.85%
Aegon NV (Financials, Insurance)	8.00	135,000	3,566,700

The accompanying notes are an integral part of these financial statements.

10	Wells Fargo Advantage Global Dividend Opportunity Fund	Portfolio of Investments—April 30, 2012 (Unaudited)

Security Name	Dividend Yield	Shares	Value

United Kingdom: 2.42%
Barclays Bank plc (Financials, Commercial Banks)	8.13%	200,000	$5,108,000
National Westminster Bank plc (Financials, Commercial Banks)	7.76	225,000	5,118,750

			10,226,750

United States: 17.43%
BAC Capital Trust X (Financials, Commercial Banks)	6.25	144,400	3,430,944
Bank of America Corporation Series 3 (Financials, Diversified Financial Services)	6.38	74,157	1,764,937
Bank of America Corporation Series 5 (Financials, Diversified Financial Services)	4.00	40,000	788,400
Bank of America Corporation Series 8 (Financials, Diversified Financial Services)	8.63	150,000	3,864,000
Brandywine Realty Trust (Financials, REITs)	6.90	85,000	2,128,400
Citigroup Capital X (Financials, Commercial Banks)	6.10	469	11,350
Citigroup Capital XII (Financials, Commercial Banks)	8.50	250,000	6,435,000
Colony Financial Incorporated (Financials, REITs)	8.50	75,000	1,931,250
Countrywide Capital V (Financials, Diversified Financial Services)	7.00	175,150	4,172,073
Deutsche Bank Contingent Capital Trust V (Financials, Commercial Banks)	8.05	184,220	4,835,775
DTE Energy Company (Utilities, Multi-Utilities)	6.50	50,000	1,387,500
Dupont Fabros Technology Incorporated (Financials, REITs)	7.63	50,000	1,275,000
Duquesne Light Company (Utilities, Electric Utilities)	6.50	105,000	5,210,625
Fifth Third Capital Trust V (Financials, Commercial Banks)	7.25	34,000	865,980
Fifth Third Capital Trust VI (Financials, Commercial Banks)	7.25	61,200	1,560,600
First Potomac Realty Trust Series A (Financials, REITs)	7.75	100,000	2,522,000
First Republic Bank (Financials, Commercial Banks)	6.70	35,000	908,600
Hospitality Properties Trust (Financials, REITs)	7.13	25,000	648,500
HSBC Finance Corporation (Financials, Diversified Financial Services)	6.36	29,000	716,590
JPMorgan Chase Capital XXVI (Financials, Diversified Financial Services)	8.00	33,000	858,660
KKR Financial Holdings (Financials, Diversified Financial Services)	7.25	37,500	956,250
Medley Capital Corporation (Financials, Diversified Financial Services)	7.13	25,000	626,500
Pacific Gas & Electric Company Series D (Utilities, Electric Utilities)	6.30	186,000	4,650,000
Pacific Gas & Electric Company Series E (Utilities, Electric Utilities)	5.00	9,954	251,239
Pacific Gas & Electric Company Series I (Utilities, Electric Utilities)	4.36	39,900	946,787
PNC Financial Services (Financials, Commercial Banks)	6.13	40,000	1,018,752
Public Storage (Financials, REITs)	5.75	100,000	2,536,000
Qwest Corporation (Telecommunication Services, Diversified Telecommunication Services)	7.50	75,000	1,965,750
Raymond James Financial (Financials, Diversified Financial Services)	6.90	50,000	1,297,500
Red Lion Hotels Capital Trust (Consumer Discretionary, Hotels, Restaurants & Leisure)	9.00	80,000	2,040,000
Southern California Edison Company (Utilities, Electric Utilities)	4.78	44,009	1,067,218
Southern California Edison Company Series C (Utilities, Electric Utilities)	6.00	25,000	2,487,500
Southern California Edison Company Series D (Utilities, Electric Utilities)	4.32	85,000	1,909,100
Summit Hotel Properties Incorporated (Financials, REITs)	9.25	50,000	1,284,000
SunTrust Capital IX (Financials, Commercial Banks)	7.88	88,000	2,240,480
U.S. Bancorp (Financials, Diversified Financial Services)	6.00	40,000	1,032,000
Winthrop Realty Trust (Financials, REITs)	9.25	75,000	1,923,749

			73,549,009

Total Preferred Stocks (Cost $88,800,055)			92,811,099

The accompanying notes are an integral part of these financial statements.

Portfolio of Investments—April 30, 2012 (Unaudited)	Wells Fargo Advantage Global Dividend Opportunity Fund	11

Security Name	Yield	Shares	Value

Short-Term Investments: 1.79%

Investment Companies: 1.79%
Wells Fargo Advantage Cash Investment Money Market Fund, Select Class (l)(u)	0.11%	7,539,302	$7,539,302

Total Short-Term Investments (Cost $7,539,302)			7,539,302

Total Investments in Securities
(Cost $451,030,976) *	96.48%	407,054,546
Other Assets and Liabilities, Net	3.52	14,832,516

Total Net Assets	100.00%	$421,887,062

†	Non-income earning security

(l)	Investment in an affiliate

(a)	Security is fair valued by the Management Valuation Team, and in certain instances by the Board of Trustees, in accordance with procedures approved by the Board of Trustees.

(u)	Rate shown is the 7-day annualized yield at period end.

*	Cost for federal income tax purposes is $458,786,669 and net unrealized appreciation (depreciation) consists of:

Gross unrealized appreciation	$12,516,776
Gross unrealized depreciation	(64,248,899)

Net unrealized depreciation	$(51,732,123)

The accompanying notes are an integral part of these financial statements.

12	Wells Fargo Advantage Global Dividend Opportunity Fund	Statement of Assets and Liabilities—April 30, 2012 (Unaudited)

Assets
Investments
In unaffiliated securities, at value (see cost below)	$399,515,244
In affiliated securities, at value (see cost below)	7,539,302

Total investments, at value (see cost below)	407,054,546
Segregated cash	228,636
Foreign currency, at value (see cost below)	8,307,562
Receivable for investments sold	9,199,628
Receivable for dividends	3,020,182
Prepaid expenses and other assets	33,006

Total assets	427,843,560

Liabilities
Payable for investments purchased	5,163,571
Written options, at value	303,230
Advisory fee payable	350,268
Due to other related parties	18,435
Accrued expenses and other liabilities	120,994

Total liabilities	5,956,498

Total net assets	$421,887,062

NET ASSETS CONSIST OF
Paid-in capital	$868,615,338
Overdistributed net investment income	(9,584,685)
Accumulated net realized losses on investments	(393,124,876)
Net unrealized losses on investments	(44,018,715)

Total net assets	$421,887,062

NET ASSET VALUE PER SHARE
Based on $421,887,062 divided by 49,131,807 shares issued and outstanding (unlimited shares authorized)	$8.59

Investments in unaffiliated securities, at cost	$443,491,674

Investments in affiliated securities, at cost	$7,539,302

Total investments, at cost	$451,030,976

Foreign currency, at cost	$8,273,320

Premiums received on written options	$272,992

The accompanying notes are an integral part of these financial statements.

Statement of Operations—Six Months Ended April 30, 2012 (Unaudited)	Wells Fargo Advantage Global Dividend Opportunity Fund	13

Investment income
Dividends*	$20,181,727
Income from affiliated securities	9,214

Total investment income	20,190,941

Expenses
Advisory fee	2,001,897
Administration fee	105,363
Custody and accounting fees	38,379
Professional fees	26,523
Shareholder report expenses	40,036
Trustees’ fees and expenses	5,602
Transfer agent fees	14,655
Other fees and expenses	28,942

Total expenses	2,261,397

Net investment income	17,929,544

REALIZED AND UNREALIZED GAINS (LOSSES) ON INVESTMENTS

Net realized gains (losses) on:
Unaffiliated securities	(10,599,611)
Written options	2,296,819

Net realized losses on investments	(8,302,792)

Net change in unrealized gains (losses) on:
Unaffiliated securities	1,146,327
Written options	543,910

Net change in unrealized gains (losses) on investments	1,690,237

Net realized and unrealized gains (losses) on investments	(6,612,555)

Net increase in net assets resulting from operations	$11,316,989

* Net of foreign dividend withholding taxes of	$199,966

The accompanying notes are an integral part of these financial statements.

14	Wells Fargo Advantage Global Dividend Opportunity Fund	Statement of Changes in Net Assets

	Six Months Ended April 30, 2012 (Unaudited)	Year Ended October 31, 2011

Operations
Net investment income	$17,929,544	$48,963,752
Net realized gains (losses) on investments	(8,302,792)	20,947,350
Net change in unrealized gains (losses) on investments	1,690,237	(85,916,132)

Net increase (decrease) in net assets resulting from operations	11,316,989	(16,005,030)

Distributions to shareholders from
Net investment income	(27,513,812)	(54,923,576)

Capital share transactions
Net asset value of shares issued under the Automatic Dividend Reinvestment Plan	0	1,247,339

Total decrease in net assets	(16,196,823)	(69,681,267)

Net assets
Beginning of period	438,083,885	507,765,152

End of period	$421,887,062	$438,083,885

Overdistributed net investment income	$(9,584,685)	$(417)

The accompanying notes are an integral part of these financial statements.

Financial Highlights	Wells Fargo Advantage Global Dividend Opportunity Fund	15

(For a share outstanding throughout each period)

	Six Months Ended April 30, 2012 (Unaudited)	Year Ended October 31,
		2011	2010	2009	2008	2007[1]
Net asset value, beginning of period	$8.92	$10.36	$10.38	$11.75	$19.83	$19.10 [2]
Net investment income	0.36	1.00	0.99	0.88	1.88	1.31
Net realized and unrealized gains (losses) on investments	(0.13)	(1.32)	0.11	(0.47)	(7.96)	0.46

Total from investment operations	0.23	(0.32)	1.10	0.41	(6.08)	1.77
Distributions to shareholders from
Net investment income	(0.56)	(1.12)	(0.98)[3]	(0.78)	(2.00)	(1.00)
Tax basis return of capital	0.00	0.00	(0.14)[3]	(1.00)	0.00	0.00

Total distributions to shareholders	(0.56)	(1.12)	(1.12)	(1.78)	(2.00)	(1.00)
Offering costs charged to capital	0.00	0.00	0.00	0.00	0.00	(0.04)
Net asset value, end of period	$8.59	$8.92	$10.36	$10.38	$11.75	$19.83
Market value, end of period	$8.31	$8.32	$10.39	$9.89	$10.99	$17.29
Total return based on market value[4]	7.25%	(9.76)%	17.35%	8.36%	(27.19)%	(8.66)%
Ratios to average net assets (annualized)
Gross expenses	1.07%	1.05%	1.14%	1.11%	1.13%	1.22%
Net expenses	1.07%	1.05%	1.14%	1.11%	1.13%	1.22%
Net investment income	8.51%	10.16%	9.73%	8.48%	11.07%	11.79%
Supplemental data
Portfolio turnover rate	39%	129%	90%	160%	218%	102%
Net assets, end of period (000’s omitted)	$421,887	$438,084	$507,765	$507,097	$574,157	$968,376

1	For the period from March 28, 2007 (commencement of operations) to October 31, 2007

2.	Initial public offering price of $20.00 per share less underwriting discount of $0.90 per share

3.	Calculated based upon average shares outstanding

4.	Total return is calculated assuming a purchase of common stock on the first day and sale on the last day of the period reported. Dividends and distributions, if any, are assumed for purposes of these calculations to be reinvested at prices obtained under the Fund’s Automatic Dividend Reinvestment Plan. Total return does not reflect brokerage commissions or sales charges. Returns for periods of less than one year are not annualized.

The accompanying notes are an integral part of these financial statements.

16	Wells Fargo Advantage Global Dividend Opportunity Fund	Notes to Financial Statements (Unaudited)

1. ORGANIZATION

Wells Fargo Advantage Global Dividend Opportunity Fund (the “Fund”) was organized as a statutory trust under the laws of the state of Delaware on December 21, 2006 and is registered as a diversified closed-end management investment company under the Investment Company Act of 1940, as amended. The primary investment objective of the Fund is to seek a high level of current income. The Fund’s secondary objective is long-term growth of capital.

2. SIGNIFICANT ACCOUNTING POLICIES

The following significant accounting policies, which are consistently followed in the preparation of the financial statements of the Fund, are in conformity with U.S. generally accepted accounting principles which require management to make estimates and assumptions that affect the reported amounts of assets and liabilities, disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

Securities valuation

Investments in equity securities are valued each business day as of the close of regular trading on the New York Stock Exchange, which is usually 4:00 p.m. (Eastern Time). Securities which are traded on a national or foreign securities exchange are valued at the last reported sales price, except that securities listed on The Nasdaq Stock Market, Inc. (“Nasdaq”) are valued at the Nasdaq Official Closing Price (“NOCP”), and if no NOCP is available, then at the last reported sales price. If no sales price is shown on the Nasdaq, the bid price will be used. In the absence of any sale of securities listed on the Nasdaq, and in the case of other securities (including U.S. Government obligations, but excluding debt securities maturing in 60 days or less), the price will be deemed “stale” and the valuations will be determined in accordance with the Fund’s Fair Value Procedures.

Securities denominated in foreign currencies are translated into U.S. dollars using the closing rates of exchange in effect on the day of valuation.

Many securities markets and exchanges outside the U.S. close prior to the close of the New York Stock Exchange and therefore may not fully reflect trading or events that occur after the close of the principal exchange in which the foreign securities are traded, but before the close of the New York Stock Exchange. If such trading or events are expected to materially affect the value of securities, then fair value pricing procedures approved by the Board of Trustees are applied. These procedures take into account multiple factors including movements in U.S. securities markets after foreign exchanges close. As a result of the fair value pricing procedures, these securities which are normally categorized as Level 1 in the fair value hierarchy will represent a transfer from a Level 1 to a Level 2 security and will be categorized as Level 2. Depending on market activity, such fair valuations may be frequent. Such fair value pricing may result in NAVs that are higher or lower than NAVs based on the closing price or latest quoted bid price. On April 30, 2012, fair value pricing was not used in pricing foreign securities.

Investments in open-end mutual funds are valued at net asset value.

Investments which are not valued using any of the methods discussed above, are valued at their fair value, as determined by procedures established in good faith and approved by the Board of Trustees. The Board of Trustees has established a Valuation Committee comprised of the Trustees and has delegated to it the authority to take any actions regarding the valuation of portfolio securities that the Valuation Committee deems necessary in determining the fair value of portfolio securities, unless the responsibility has been delegated to the Management Valuation Team of Wells Fargo Funds Management, LLC (“Funds Management”). The Board of Trustees retains the authority to make or ratify any valuation decisions or approve any changes to the Fair Value Procedures as it deems appropriate. On a quarterly basis, the Board of Trustees considers for ratification any valuation actions taken by the Valuation Committee or the Management Valuation Team.

Valuations of fair valued securities are compared to the next actual sales price when available, or other appropriate market information to assess the continued appropriateness of the fair valuation methodology used. These securities are fair valued on a day-to-day basis, taking into consideration changes to appropriate market information and any significant changes to the input factors considered in the valuation process until there is a readily available price provided on the exchange or by an independent pricing service. Valuations received from an independent pricing service or broker quotes are periodically validated by comparisons to most recent trades and valuations provided by other

Notes to Financial Statements (Unaudited)	Wells Fargo Advantage Global Dividend Opportunity Fund	17

independent pricing services in addition to the review of prices by the adviser and/or sub-adviser. Unobservable inputs used in determining fair valuations are identified based on the type of security, taking into consideration factors utilized by market participants in valuing the investment, knowledge about the issuer and the current market environment.

Foreign currency translation

The accounting records of the Fund are maintained in U.S. dollars. Assets, including investment securities, and liabilities denominated in foreign currency are translated into U.S. dollars at the prevailing rates of exchange at the date of valuation. Purchases and sales of securities, and income and expenses are translated at the prevailing rate of exchange on the respective dates of such transactions. Reported net realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest and foreign withholding taxes recorded and the U.S. dollar equivalent of the amounts actually paid or received. Net unrealized foreign exchange gains and losses arise from changes in the fair value of assets and liabilities other than investments in securities resulting in changes in exchange rates.

The changes in net assets arising from changes in exchange rates and the changes in net assets resulting from changes in market prices of securities are not separately presented. Such changes are recorded with net realized and unrealized gains or losses from investments. Gains and losses from certain foreign currency transactions are treated as ordinary income for U.S. federal income tax purposes.

Options

The Fund may be subject to equity price risk in the normal course of pursuing its investment objectives. The Fund may write covered call options or secured put options on individual securities. When the Fund writes an option, an amount equal to the premium received is recorded as a liability and is subsequently adjusted to the current market value of the written option. Premiums received from written options that expire unexercised are recognized as realized gains from investments on the expiration date. The difference between the premium received and the amount paid on effecting a closing purchase transaction, including brokerage commissions, is treated as a realized gain or loss. If a call option is exercised, the premium is added to the proceeds from the sale of the underlying security in calculating the realized gain or loss on the sale. If a put option is exercised, the premium reduces the cost of the security purchased. The Fund, as a writer of an option, bears the market risk of an unfavorable change in the price of the security underlying the written option.

The Fund may also purchase call or put options. The premium is included in the Statement of Assets and Liabilities as an investment, the value of which is subsequently adjusted based on the current market value of the option. Premiums paid for purchased options that expire are recognized as realized losses from investments on the expiration date. Premiums paid for purchased options that are exercised or closed are added to the amount paid or offset against the proceeds received for the underlying security to determine the realized gain or loss. The risk of loss associated with purchased options is limited to the premium paid.

Options traded on an exchange are regulated and terms of the options are standardized. Options traded over the counter expose the Fund to counterparty risk in the event the counterparty does not perform. This risk is mitigated by having a master netting arrangement between the Fund and the counterparty and by having the counterparty post collateral to cover the Fund’s exposure to the counterparty.

Security transactions and income recognition

Securities transactions are recorded on a trade date basis. Realized gains or losses are reported on the basis of identified cost of securities delivered.

Dividend income is recognized on the ex-dividend date, except for certain dividends from foreign securities, which are recorded as soon as the Fund is informed of the ex-dividend date. Dividend income from foreign securities is recorded net of foreign taxes withheld where recovery of such taxes is not assured.

Distributions to shareholders

Distributions to shareholders from net investment income and net realized gains, if any, are recorded on the ex-dividend date. Such distributions are determined in conformity with income tax regulations, which may differ from generally accepted accounting principles.

18	Wells Fargo Advantage Global Dividend Opportunity Fund	Notes to Financial Statements (Unaudited)

Federal and other taxes

The Fund intends to continue to qualify as a regulated investment company by distributing substantially all of its investment company taxable income and any net realized capital gains (after reduction for capital loss carryforwards) sufficient to relieve it from all, or substantially all, federal income taxes. Accordingly, no provision for federal income taxes was required.

The Fund’s income and federal excise tax returns and all financial records supporting those returns for the prior three fiscal years are subject to examination by the federal and Delaware revenue authorities. Management has analyzed the Fund’s tax positions taken on federal, state, and foreign tax returns for all open tax years and does not believe that there are any uncertain tax positions that require recognition of a tax liability.

Under the recently enacted Regulated Investment Company Modernization Act of 2010, the Fund is permitted to carry forward capital losses incurred in taxable years which began after December 22, 2010 for an unlimited period. However, any losses incurred are required to be utilized prior to the losses incurred in pre-enactment taxable years. As a result of this ordering rule, pre-enactment capital loss carryforwards may be more likely to expire unused. Post-enactment capital losses that are carried forward will retain their character as either short-term or long-term capital losses rather than be considered all short-term as under previous law. In addition, the Fund may elect to defer any portion of a post-October capital loss or qualified late-year ordinary loss to the first day of the following taxable year. A post-October capital loss is the greatest of the net capital loss, net short-term capital loss or net long-term capital loss for the portion of the taxable year after October 31. A qualified late-year ordinary loss is the net loss comprised of (a) net gain or loss from the sale or other disposition of capital assets for the portion of the taxable year after October 31, and (b) other ordinary income or loss for the portion of the taxable year after December 31.

As of October 31, 2011, the Fund had net capital loss carryforwards, which were available to offset future net realized capital gains, in the amount of $374,801,751 with $164,024,521 expiring in 2016, $193,644,982 expiring in 2017 and $17,132,248 expiring in 2018.

3. FAIR VALUATION MEASUREMENTS

Fair value measurements of investments are determined within a framework that has established a fair value hierarchy based upon the various data inputs utilized in determining the value of the Fund’s investments. The three-level hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1) and the lowest priority to significant unobservable inputs (Level 3). The Fund’s investments are classified within the fair value hierarchy based on the lowest level of input that is significant to the fair value measurement. The inputs are summarized into three broad levels as follows

■	Level 1 – quoted prices in active markets for identical securities

■	Level 2 – other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)

■	Level 3 – significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

The inputs or methodologies used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

As of April 30, 2012, the inputs used in valuing the Fund’s assets, which are carried at fair value, were as follows:

Investments in Securities	Quoted Prices (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Equity securities
Common stocks	$300,550,495	$614,400	$0	$301,164,895
Investment companies	5,539,250	0	0	5,539,250
Preferred stocks	75,395,735	17,415,364	0	92,811,099
Short-term investments
Investment companies	7,539,302	0	0	7,539,302
	$389,024,782	$18,029,764	$0	$407,054,546

Further details on the major security types listed above can be found in the Portfolio of Investments.

Notes to Financial Statements (Unaudited)	Wells Fargo Advantage Global Dividend Opportunity Fund	19

As of April 30, 2012, the inputs used in valuing the Fund’s other financial instruments, which are carried at fair value, were as follows:

Other financial instruments	Quoted Prices (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Written options	$0	$(303,230)	$0	$(303,230)

Transfers in and transfers out are recognized at the end of the reporting period. For the year ended April 30, 2012, Fund did not have any significant transfers into/out of Level 1 and Level 2.

4. TRANSACTIONS WITH AFFILIATES AND OTHER EXPENSES

Advisory fee

Funds Management, an indirect wholly owned subsidiary of Wells Fargo & Company (“Wells Fargo”), is the adviser to the Fund and is entitled to receive a fee at an annual rate of 0.95% of the Fund’s average daily total assets. Total assets consist of the net assets of the Fund plus borrowings or other leverage for investment purposes to the extent excluded in calculating net assets.

Funds Management has retained the services of certain sub-advisers to provide daily portfolio management. The fees for sub-advisory services are borne by Funds Management. Wells Capital Management Incorporated, an affiliate of Funds Management, is a sub-adviser to the Fund and is entitled to receive a fee from Funds Management at an annual rate of 0.10% of the Fund’s average daily total assets. Crow Point Partners, LLC is also a sub-adviser to the Fund and is entitled to receive a fee from Funds Management at an annual rate of 0.20% of the Fund’s average daily total assets.

Administration fee

Funds Management also serves as the administrator to the Fund providing the Fund with facilities, equipment and personnel. Funds Management is entitled to receive an annual administration fee from the Fund equal to 0.05% of the Fund’s average daily total assets.

5. CAPITAL SHARE TRANSACTIONS

The Fund has authorized an unlimited number of shares with no par value. For the six months ended April 30, 2012 and the year ended October 31, 2011, the Fund issued 0 and 123,866 shares, respectively.

6. INVESTMENT PORTFOLIO TRANSACTIONS

Purchases and sales of investments, excluding U.S. Government obligations (if any) and short-term securities, for the six months ended April 30, 2012 were $156,376,296 and $161,557,524, respectively.

7. DERIVATIVE TRANSACTIONS

During the six months ended April 30, 2012, the Fund entered into written options for economic hedging purposes.

During the six months ended April 30, 2012, the Fund had written options activities as follows:

	Call Options		Put Options
	Number of Contracts	Premiums Received	Number of Contracts	Premiums Received
Options outstanding at October 31, 2011	8,718	$1,219,500	0	$0
Options written	53,093	4,496,660	419	118,243
Options expired	(47,644)	(4,708,522)	0	0
Options terminated in closing purchase transactions	(6,428)	(734,646)	(419)	(118,243)
Options exercised	0	0	0	0
Options outstanding at April 30, 2012	7,739	$272,992	0	$0

20	Wells Fargo Advantage Global Dividend Opportunity Fund	Notes to Financial Statements (Unaudited)

As of April 30, 2012, the Fund had the following open written call options:

Expiration Date		Number of Contracts	Strike Price	Value
May 2012	AEX Index	346	329 EUR	$(14,262)
May 2012	CAC Index	334	3,425 EUR	(40,167)
May 2012	DAX Index	318	7,188 EUR	(20,549)
May 2012	EEM Equity Index	3,317	45 USD	(7,692)
May 2012	FTSE MIB Index	297	15,462 EUR	(94,495)
May 2012	IBEX Index	1,537	7,684 EUR	(52,301)
May 2012	NDX Index	51	2,871 USD	(9,820)
May 2012	OMX Index	901	1,121 SEK	(26,043)
May 2012	RTY Index	174	866 USD	(13,818)
May 2012	SX5E Index	464	2,481 EUR	(24,083)

The Fund had written options with total premiums received that averaged $847,418 during the six months ended April 30, 2012. As of April 30, 2012, the Fund had segregated $228,636 as cash collateral for written options.

The fair value, realized gains or losses and change in unrealized gains or losses, if any, on derivative instruments are reflected in the appropriate financial statements.

8. INDEMNIFICATION

Under the Fund’s organizational documents, the officers and directors are indemnified against certain liabilities that may arise out of performance of their duties to the Fund. Additionally, in the normal course of business, the Fund may enter into contracts with service providers that contain a variety of indemnification clauses. The Fund’s maximum exposure under these arrangements is dependent on future claims that may be made against the Fund and, therefore, cannot be estimated.

9. NEW ACCOUNTING PRONOUNCEMENTS

In December 2011, the Financial Accounting Standards Board (“FASB”) issued Accounting Standard Update (“ASU”) No. 2011-11, Disclosures about Offsetting Assets and Liabilities. ASU 2011-11, which amends FASB ASC Topic 210, Balance Sheet, creates new disclosure requirements which require entities to disclose both gross and net information for derivatives and other financial instruments that are either offset in the Statement of Assets and Liabilities or subject to an enforceable master netting arrangement or similar agreement. The disclosure requirements are effective for interim and annual reporting periods beginning on or after January 1, 2013. Management is currently assessing the potential impact, in addition to expanded financial statement disclosure, that may result from adopting this ASU.

In May 2011, FASB issued ASU No. 2011-04 Amendments to Achieve Common Fair Value Measurement and Disclosure Requirements in U.S. GAAP and IFRSs. ASU No. 2011-04 amends FASB ASC Topic 820, Fair Value Measurements, to establish common requirements for measuring fair value and for disclosing information about fair value measurements in accordance with GAAP. The ASU is effective prospectively for interim and annual periods beginning after December 15, 2011. Management expects that adoption of the ASU will result in additional disclosures in the financial statements, as applicable.

In April 2011, FASB issued ASU No. 2011-03 Reconsideration of Effective Control for Repurchase Agreements. ASU No. 2011-03 amends FASB ASC Topic 860, Transfers and Servicing, specifically the criteria required to determine whether a repurchase agreement (repo) and similar agreements should be accounted for as sales of financial assets or secured borrowings with commitments. ASU No. 2011-03 changes the assessment of effective control by focusing on the transferor’s contractual rights and obligations and removing the criterion to assess its ability to exercise those rights or honor those obligations. This could result in changes to the way entities account for certain transactions including repurchase agreements, mortgage dollar rolls and reverse repurchase agreements. The ASU will become effective on a prospective basis for new transfers and modifications to existing transactions as of the beginning of the first interim or annual period beginning on or after December 15, 2011. Management has evaluated the impact of adopting the ASU and expects no significant changes.

Notes to Financial Statements (Unaudited)	Wells Fargo Advantage Global Dividend Opportunity Fund	21

10. SUBSEQUENT DISTRIBUTION

On May 18, 2012, the Fund declared distributions from net investment income of $0.28 per share payable on July 2, 2012 to shareholders of record on June 13, 2012. This distribution is not reflected in the accompanying financial statements.

22	Wells Fargo Advantage Global Dividend Opportunity Fund	Other Information (Unaudited)

PROXY VOTING INFORMATION

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available without charge, upon request, by calling 1-800-222-8222, visiting our Web site at wellsfargoadvantagefunds.com, or visiting the SEC Web site at sec.gov. Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available without charge on the Fund’s Web site at wellsfargoadvantagefunds.com or by visiting the SEC Web site at sec.gov.

ANNUAL MEETING OF SHAREHOLDERS

On February 13, 2012, an Annual Meeting of Shareholders for the Fund was held to consider the following proposal. The results of the proposal are indicated below.

Proposal 1 – Election of Trustees:

Net assets voted “For”	Judith Johnson	$369,448,988
Net assets voted “Withhold”		$10,329,682
Net assets voted “For”	Leroy Keith, Jr.	$369,380,837
Net assets voted “Withhold”		$10,397,833
Net assets voted “For”	Donald C. Willeke	$369,314,229
Net assets voted “Withhold”		$10,464,441

PORTFOLIO HOLDINGS INFORMATION

The complete portfolio holdings for the Fund are publicly available on the Fund’s Web site (wellsfargoadvantagefunds.com) on a monthly, 30-day or more delayed basis. The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q, which is available without charge by visiting the SEC Web site at sec.gov. In addition, the Fund’s Form N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC, and at regional offices in New York City, at 233 Broadway, and in Chicago, at 175 West Jackson Boulevard, Suite 900. Information about the Public Reference Room may be obtained by calling 1-800-SEC-0330.

Other Information (Unaudited)	Wells Fargo Advantage Global Dividend Opportunity Fund	23

BOARD OF TRUSTEES

The following table provides basic information about the Board of Trustees (the “Trustees”) and Officers of the Fund. Each of the Trustees and Officers listed below acts in identical capacities for the Wells Fargo Advantage family of funds, which consists of 137 funds comprising the Wells Fargo Funds Trust, Wells Fargo Variable Trust, Wells Fargo Master Trust, and four closed-end funds, including the Fund (collectively the “Fund Complex”). All of the Trustees are also Members of the Audit and Governance Committees of each Trust in the Fund Complex. The mailing address of each Trustee and Officer is 525 Market Street, 12th Floor, San Francisco, CA 94105. The Board of Trustees is classified into three classes of which one is elected annually. Each Trustee serves a three-year term concurrent with the class from which the Trustee is elected. Each Officer serves an indefinite term.

Independent Trustees

Name and Year of Birth	Position Held and Length of Service	Principal Occupations During Past Five Years	Other Directorships During Past Five Years
Peter G. Gordon (Born 1942)	Trustee, since 2010; Chairman, since 2010 (Lead Trustee since 2010)	Co-Founder, Retired Chairman, President and CEO of Crystal Geyser Water Company. Trustee Emeritus, Colby College	Asset Allocation Trust
Isaiah Harris, Jr. (Born 1952)	Trustee, since 2010	Retired. Prior thereto, President and CEO of BellSouth Advertising and Publishing Corp. from 2005 to 2007, President and CEO of BellSouth Enterprises from 2004 to 2005 and President of BellSouth Consumer Services from 2000 to 2003. Emeritus member of the Iowa State University Foundation Board of Governors. Emeritus Member of the Advisory Board of Iowa State University School of Business. Mr. Harris is a certified public accountant.	CIGNA Corporation; Deluxe Corporation; Asset Allocation Trust
Judith M. Johnson (Born 1949)	Trustee, since 2010	Retired. Prior thereto, Chief Executive Officer and Chief Investment Officer of Minneapolis Employees Retirement Fund from 1996 to 2008. Ms. Johnson is an attorney, certified public accountant and a certified managerial accountant.	Asset Allocation Trust
Leroy Keith, Jr. (Born 1939)	Trustee, since 2007	Chairman, Bloc Global Services (development and construction). Trustee of the Evergreen Funds from 1983 to 2010. Former Managing Director, Almanac Capital Management (commodities firm), former Partner, Stonington Partners, Inc. (private equity fund), former Director, Obagi Medical Products Co. and former Director, Lincoln Educational Services.	Trustee, Virtus Fund Complex (consisting of 40 portfolios as of 12/31/11); Asset Allocation Trust
David F. Larcker (Born 1950)	Trustee, since 2010	James Irvin Miller Professor of Accounting at the Graduate School of Business, Stanford University, Director of Corporate Governance Research Program and Senior Faculty of The Rock Center for Corporate Governance since 2006. From 2005 to 2008, Professor of Accounting at the Graduate School of Business, Stanford University. Prior thereto, Ernst & Young Professor of Accounting at The Wharton School, University of Pennsylvania from 1985 to 2005.	Asset Allocation Trust
Olivia S. Mitchell (Born 1953)	Trustee, since 2010	International Foundation of Employee Benefit Plans Professor, Wharton School of the University of Pennsylvania since 1993. Director of Wharton’s Pension Research Council and Boettner Center on Pensions & Retirement Research, and Research Associate at the National Bureau of Economic Research. Previously, Cornell University Professor from 1978 to 1993.	Asset Allocation Trust

24	Wells Fargo Advantage Global Dividend Opportunity Fund	Other Information (Unaudited)

Name and Year of Birth	Position Held and Length of Service	Principal Occupations During Past Five Years	Other Directorships During Past Five Years
Timothy J. Penny (Born 1951)	Trustee, since 2010	President and CEO of Southern Minnesota Initiative Foundation, a non-profit organization, since 2007 and Senior Fellow at the Humphrey Institute Policy Forum at the University of Minnesota since 1995. Member of the Board of Trustees of NorthStar Education Finance, Inc., a non-profit organization, since 2007.	Asset Allocation Trust
Michael S. Scofield (Born 1943)	Trustee, since 2007

Served on the Investment Company Institute’s Board of Governors and Executive Committee from 2008-2011 as well the Governing Council of the Independent Directors Council from 2006-2011 and the Independent Directors Council Executive Committee from 2008-2011. Chairman of the IDC from 2008-2010. Institutional Investor (Fund Directions) Trustee of Year in 2007. Trustee of the Evergreen Funds (and its predecessors) from 1984 to 2010. Chairman of the Evergreen Funds from 2000-2010. Former Trustee of the Mentor Funds. Retired Attorney, Law Offices of Michael S. Scofield and former Director and Chairman, Branded Media Corporation (multi-media branding company).

Asset Allocation Trust
Donald C. Willeke (Born 1940)	Trustee, since 2010	Principal of the law firm of Willeke & Daniels. General Counsel of the Minneapolis Employees Retirement Fund from 1984 until its consolidation into the Minnesota Public Employees Retirement Association on June 30, 2010. Director and Vice Chair of The Free Trust (non-profit corporation). Director of the American Chestnut Foundation (non-profit corporation).	Asset Allocation Trust

Officers

Name and Year of Birth	Position Held and Length of Service	Principal Occupations During Past Five Years
Karla M. Rabusch (Born 1959)	President, since 2010	Executive Vice President of Wells Fargo Bank, N.A. and President of Wells Fargo Funds Management, LLC since 2003. Senior Vice President and Chief Administrative Officer of Wells Fargo Funds Management, LLC from 2001 to 2003.
C. David Messman (Born 1960)	Secretary, since 2010; Chief Legal Counsel, since 2010	Senior Vice President and Secretary of Wells Fargo Funds Management, LLC since 2001. Vice President and Managing Senior Counsel of Wells Fargo Bank, N.A. since 1996.
Kasey Phillips (Born 1970)	Treasurer, since 2007	Senior Vice President of Wells Fargo Funds Management, LLC since 2009. Senior Vice President of Evergreen Investment Management Company, LLC from 2006 to 2010. Treasurer of the Evergreen Funds from 2005 to 2010.
David Berardi (Born 1975)	Assistant Treasurer, since 2009	Vice President of Wells Fargo Funds Management, LLC since 2009. Vice President of Evergreen Investment Management Company, LLC from 2008 to 2010. Assistant Vice President of Evergreen Investment Services, Inc. from 2004 to 2008. Manager of Fund Reporting and Control for Evergreen Investment Management Company, LLC from 2004 to 2010.
Jeremy DePalma (Born 1974)	Assistant Treasurer, since 2007	Senior Vice President of Wells Fargo Funds Management, LLC since 2009. Senior Vice President of Evergreen Investment Management Company, LLC from 2008 to 2010. Vice President, Evergreen Investment Services, Inc. from 2004 to 2007. Head of the Fund Reporting and Control Team within Fund Administration from 2005 to 2010.
Debra Ann Early (Born 1964)	Chief Compliance Officer, since 2010	Chief Compliance Officer of Wells Fargo Funds Management, LLC since 2007. Chief Compliance Officer of Parnassus Investments from 2005 to 2007. Chief Financial Officer of Parnassus Investments from 2004 to 2007 and Senior Audit Manager of PricewaterhouseCoopers LLP from 1998 to 2004.

Other Information (Unaudited)	Wells Fargo Advantage Global Dividend Opportunity Fund	25

BOARD CONSIDERATION OF INVESTMENT ADVISORY AND SUB-ADVISORY AGREEMENTS:

Wells Fargo Advantage Global Dividend Opportunity Fund

Under Section 15 of the Investment Company Act of 1940 (the “1940 Act”), the Board of Trustees (the “Board”) of Wells Fargo Advantage Global Dividend Opportunity Fund (the “Fund”), all the members of which have no direct or indirect interest in the investment advisory and sub-advisory agreements and are not “interested persons” of the Fund, as defined in the 1940 Act (the “Independent Trustees”), must determine whether to approve the continuation of the Fund’s investment advisory and sub-advisory agreements. In this regard, at an in person meeting held on March 29-30, 2012 (the “Meeting”), the Board reviewed and re-approved: (i) an investment advisory agreement with Wells Fargo Funds Management, LLC (“Funds Management”); (ii) an investment sub-advisory agreement with Wells Capital Management Incorporated (“Wells Capital Management”); and (iii) an investment sub-advisory agreement with Crow Point Partners, LLC (“Crow Point”) for the Fund. The investment advisory agreement with Funds Management and the investment sub-advisory agreements with Wells Capital Management and Crow Point (the “Sub-Advisers”) are collectively referred to as the “Advisory Agreements.”

At the Meeting, the Board considered the factors and reached the conclusions described below relating to the selection of Funds Management and the Sub-Advisers and the continuation of the Advisory Agreements. Prior to the Meeting, the Trustees conferred extensively among themselves and with representatives of Funds Management about these matters. The Board also met throughout the year and received information that was useful to them in considering the continuation of the Advisory Agreements. The Independent Trustees were assisted in their evaluation of the Advisory Agreements by independent legal counsel, from whom they received separate legal advice and with whom they met separately from Funds Management.

In providing information to the Board, Funds Management was guided by a detailed set of requests submitted by the Independent Trustees’ independent legal counsel on their behalf at the start of the Board’s annual contract renewal process earlier in 2012. In approving the Advisory Agreements, the Board did not identify any particular information or consideration that was all-important or controlling, and each Trustee likely attributed different weights to various factors.

Nature, extent and quality of services

The Board received and considered various information regarding the nature, extent and quality of services provided to the Fund by Funds Management and the Sub-Advisers under the Advisory Agreements. The Board also received and considered, among other things, information about the background and experience of senior management of Funds Management, and the qualifications, backgrounds, tenures and responsibilities of the portfolio managers primarily responsible for the day-to-day portfolio management of the Fund.

The Board evaluated the ability of Funds Management and the Sub-Advisers, based on their respective financial condition, resources, reputation and other attributes, to attract and retain qualified investment professionals, including research, advisory, and supervisory personnel. The Board further considered the compliance programs and compliance records of Funds Management and the Sub-Advisers. In addition, the Board took into account the administrative services provided to the Fund by Funds Management and its affiliates.

The Board’s decision to approve the continuation of the Advisory Agreements was based on a comprehensive evaluation of information provided to it. In considering these matters, the Board considered not only the specific information presented in connection with the Meeting, but also the knowledge gained over time through interaction with Funds Management and the Sub-Advisers about various topics, including Funds Management’s oversight of service providers. The above factors, together with those referenced below, are some of the most important, but not necessarily all, factors considered by the Board in concluding that the nature, extent and quality of the investment advisory services provided to the Fund by Funds Management and the Sub-Advisers supported the re-approval of the Advisory Agreements. Although the Board considered the continuation of the Advisory Agreements for the Fund as part of the larger process of considering the continuation of the advisory agreements for all of the funds in the complex, its decision to continue the Advisory Agreements for the Fund was ultimately made on a fund-by-fund basis.

Fund performance and expenses

The Board considered the performance results for the Fund over various time periods ended December 31, 2011. The Board also considered these results in comparison to the median performance of a universe of relevant funds (the

26	Wells Fargo Advantage Global Dividend Opportunity Fund	Other Information (Unaudited)

“Universe”) that was determined by Lipper Inc. (“Lipper”) to be similar to the Fund, and in comparison to the Fund’s benchmark index and to other comparative data. Lipper is an independent provider of investment company data. The Board received a description of the methodology used by Lipper to select the funds in the Universe.

The Board noted that the performance of the Fund was lower than the median performance of the Universe for the periods under review. The Board also noted that the Fund outperformed its benchmark for the more recent one-year period under review. The Board received information about factors contributing to the underperformance of the Fund relative to the Universe. The Board was satisfied that the Fund’s investment performance was being appropriately monitored and that Funds Management and the Sub-Advisers were taking appropriate actions with respect to the Fund’s investment performance.

The Board received and considered information regarding the Fund’s contractual advisory fee and net operating expense ratio and its various components, including actual management fees, transfer agent, custodian and other non-management fees. The Board also considered the ratio in comparison to the median ratio of an expense Universe and a narrower expense group of funds (each, an “Expense Group”) that was determined by Lipper to be similar to the Fund. The Board received a description of the methodology used by Lipper to select the funds in the Fund’s Expense Group. The Board noted that the net operating expense ratio of the Fund was lower than the Fund’s Expense Group’s median net operating expense ratio.

Based on the above-referenced considerations and other factors, the Board concluded that the overall performance and expense structure of the Fund supported the re-approval of the Advisory Agreements for the Fund.

Investment advisory and sub-advisory fee rates

The Board reviewed and considered the contractual investment advisory fee rate that is payable by the Fund to Funds Management for investment advisory services (the “Advisory Agreement Rate”), both on a stand-alone basis and on a combined basis with the Fund’s administration fee rate. The Board took into account the separate administrative and other services covered by the administration fee rate. The Board also reviewed and considered the contractual investment sub-advisory fee rate that is payable by Funds Management to each Sub-Adviser for investment sub-advisory services (the “Sub-Advisory Agreement Rates”).

The Board received and considered information comparing the Advisory Agreement Rate with that of other funds in the Fund’s Expense Group median. The Board noted that the Advisory Agreement Rate for the Fund was in range of the median rate of the Fund’s Expense Group.

The Board also received and considered information about the portion of the total management fee that was retained by Funds Management after payment of the fee to the Sub-Advisers for sub-advisory services. The Board also considered this amount in comparison to the median amount paid by a sub-advised expense Universe that was determined by Lipper to be similar to the Fund.

The Board also received and considered information about the nature and extent of services offered and fee rates charged by Funds Management and the Sub-Advisers to other types of clients. In this regard, the Board received information about differences between the services, and the compliance, reporting, and other legal burdens and risks of providing investment advice to registered funds and those associated with providing advice to non-registered fund clients such as collective funds or institutional separate accounts.

The Board determined that the Advisory Agreement Rate for the Fund was reasonable in light of the Fund’s Expense Group information, the services covered by the Advisory Agreements and other information provided. The Board also reviewed and considered each Sub-Advisory Agreement Rate and concluded that each Sub-Advisory Agreement Rate was reasonable in light of the services covered by each sub-advisory agreement, the sub-advised expense information provided by Lipper, and other information provided.

Profitability

The Board received and considered a profitability analysis of Funds Management, as well as an analysis of the profitability to the collective Wells Fargo businesses that provide services to the Fund. It considered that the information provided to it was necessarily estimated, and that the profitability information provided to it, especially on a fund-by-fund basis, did not necessarily provide a precise tool for evaluating the appropriateness of the Fund’s Advisory Agreement Rate in

Other Information (Unaudited)	Wells Fargo Advantage Global Dividend Opportunity Fund	27

isolation. It noted that the levels of profitability reported on a fund-by-fund basis varied widely, depending on, among other things, the size and type of fund. The Board concluded that the profitability reported by Funds Management was not unreasonable.

The Board did not consider separate profitability information with respect to Wells Capital Management, because, as an affiliate of Funds Management, its profitability information was subsumed in the collective Wells Fargo profitability analysis provided by Funds Management. The Board also did not consider separate profitability information with respect to Crow Point, which is not affiliated with Funds Management. The Board considered that the sub-advisory fees paid to Crow Point had been negotiated by Funds Management on an arm’s-length basis and that Crow Point’s profitability from its relationship with the Fund was not a material factor in determining whether to renew the sub-advisory agreement with Crow Point.

Economies of scale

The Board considered that, in light of the fact that the Fund was not making a continuous offering of its shares, the likelihood of realizing economies of scale following the Fund’s initial offering was relatively low, although the Board determined to continue to monitor the Fund’s expense ratio and the profitability of the investment advisory agreement to Funds Management in light of future growth of the Fund.

Other benefits to Funds Management and the Sub-Advisers

The Board received and considered information regarding potential “fall-out” or ancillary benefits received by Funds Management and its affiliates and the Sub-Advisers, as a result of their relationship with the Fund. Ancillary benefits could include, among others, benefits directly attributable to the relationship of Funds Management and the Sub-Advisers with the Fund and benefits potentially derived from an increase in Funds Management’s and the Sub-Advisers’ business as a result of their relationship with the Fund (such as the ability to market to shareholders other financial products offered by Funds Management and its affiliates or the Sub-Advisers and their affiliates).

Other factors and broader review

As discussed above, the Board reviews detailed materials received from Funds Management and the Sub-Advisers annually as part of the re-approval process under Section 15 of the 1940 Act and also reviews and assesses information about the quality of the services that the Fund receives throughout the year. In this regard, the Board has reviewed reports of Funds Management at each of its quarterly meetings, which include, among other things, portfolio reviews and performance reports. In addition, the Board confers with portfolio managers at various times throughout the year.

Conclusion

After considering the above-described factors and based on its deliberations and its evaluation of the information described above, the Board unanimously approved the continuation of the Advisory Agreements for an additional one-year period.

28	Wells Fargo Advantage Global Dividend Opportunity Fund	Automatic Dividend Reinvestment Plan (Unaudited)

AUTOMATIC DIVIDEND REINVESTMENT PLAN

All common shareholders are eligible to participate in the Automatic Dividend Reinvestment Plan (“the Plan”). Pursuant to the Plan, unless a common shareholder is ineligible or elects otherwise, all cash dividends and capital gains distributions are automatically reinvested by Computershare Trust Company, N.A., as agent for shareholders in administering the Plan (“Plan Agent”), in additional common shares of the Fund. Whenever the Fund declares an ordinary income dividend or a capital gain dividend (collectively referred to as “dividends”) payable either in shares or in cash, nonparticipants in the Plan will receive cash, and participants in the Plan will receive the equivalent in shares of common shares. The shares are acquired by the Plan Agent for the participant’s account, depending upon the circumstances described below, either (i) through receipt of additional unissued but authorized common shares from the Fund (“newly issued common shares”) or (ii) by purchase of outstanding common shares on the open-market (open-market purchases) on the NYSE Amex or elsewhere. If, on the payment date for any dividend or distribution, the net asset value per share of the common shares is equal to or less than the market price per common share plus estimated brokerage commissions (“market premium”), the Plan Agent will invest the amount of such dividend or distribution in newly issued shares on behalf of the participant. The number of newly issued common shares to be credited to the participant’s account will be determined by dividing the dollar amount of the dividend by the net asset value per share on the date the shares are issued, provided that the maximum discount from the then current market price per share on the date of issuance may not exceed 5%. If on the dividend payment date the net asset value per share is greater than the market value or market premium (“market discount”), the Plan Agent will invest the dividend amount in shares acquired on behalf of the participant in open-market purchases. There will be no brokerage charges with respect to shares issued directly by the Fund as a result of dividends or capital gains distributions payable either in shares or in cash. However, each participant will pay a pro rata share of brokerage commissions incurred with respect to the Plan Agent’s open-market purchases in connection with the reinvestment of dividends. The automatic reinvestment of dividends and distributions will not relieve participants of any federal, state or local income tax that may be payable (or required to be withheld) on such dividends. All correspondence concerning the Plan should be directed to the Plan Agent at P.O. Box 43010, Providence, Rhode Island 02940-3010 or by calling 1-800-730-6001.

List of Abbreviations (Unaudited)	Wells Fargo Advantage Global Dividend Opportunity Fund	29

The following is a list of common abbreviations for terms and entities which may have appeared in this report.

ACB	— Agricultural Credit Bank
ADR	— American Depository Receipt
ADS	— American Depository Shares
AGC-ICC	— Assured Guaranty Corporation - Insured Custody Certificates
AGM	— Assured Guaranty Municipal
AMBAC	— American Municipal Bond Assurance Corporation
AMT	— Alternative Minimum Tax
AUD	— Australian Dollar
BAN	— Bond Anticipation Notes
BHAC	— Berkshire Hathaway Assurance Corporation
BRL	— Brazil Real
CAB	— Capital Appreciation Bond
CAD	— Canadian Dollar
CCAB	— Convertible Capital Appreciation Bond
CDA	— Community Development Authority
CDO	— Collateralized Debt Obligation
CHF	— Swiss Franc
COP	— Certificate of Participation
CR	— Custody Receipts
DKK	— Danish Krone
DRIVER	— Derivative Inverse Tax-Exempt Receipts
DW&P	— Department of Water & Power
DWR	— Department of Water Resources
ECFA	— Educational & Cultural Facilities Authority
EDA	— Economic Development Authority
EDFA	— Economic Development Finance Authority
ETF	— Exchange-Traded Fund
EUR	— Euro
FFCB	— Federal Farm Credit Bank
FGIC	— Financial Guaranty Insurance Corporation
FHA	— Federal Housing Authority
FHLB	— Federal Home Loan Bank
FHLMC	— Federal Home Loan Mortgage Corporation
FICO	— The Financing Corporation
FNMA	— Federal National Mortgage Association
FSA	— Farm Service Agency
GBP	— Great British Pound
GDR	— Global Depository Receipt
GNMA	— Government National Mortgage Association
GO	— General Obligation
HCFR	— Healthcare Facilities Revenue
HEFA	— Health & Educational Facilities Authority
HEFAR	— Higher Education Facilities Authority Revenue
HFA	— Housing Finance Authority
HFFA	— Health Facilities Financing Authority
HKD	— Hong Kong Dollar
HUF	— Hungarian Forint
IBC	— Insured Bond Certificate
IDA	— Industrial Development Authority
IDAG	— Industrial Development Agency
IDR	— Industrial Development Revenue
IEP	— Irish Pound
JPY	— Japanese Yen
KRW	— Republic of Korea Won
LIBOR	— London Interbank Offered Rate
LIQ	— Liquidity Agreement
LLC	— Limited Liability Company
LLP	— Limited Liability Partnership
LOC	— Letter of Credit
LP	— Limited Partnership
MBIA	— Municipal Bond Insurance Association
MFHR	— Multi-Family Housing Revenue
MSTR	— Municipal Securities Trust Receipts
MTN	— Medium Term Note
MUD	— Municipal Utility District
MXN	— Mexican Peso
MYR	— Malaysian Ringgit
NATL-RE	— National Public Finance Guarantee Corporation
NOK	— Norwegian Krone
NZD	— New Zealand Dollar
PCFA	— Pollution Control Finance Authority
PCR	— Pollution Control Revenue
PFA	— Public Finance Authority
PFFA	— Public Facilities Financing Authority
PFOTER	— Puttable Floating Option Tax-Exempt Receipts
plc	— Public Limited Company
PLN	— Polish Zloty
PUTTER	— Puttable Tax-Exempt Receipts
R&D	— Research & Development
RDA	— Redevelopment Authority
RDFA	— Redevelopment Finance Authority
REIT	— Real Estate Investment Trust
ROC	— Reset Option Certificates
SAVRS	— Select Auction Variable Rate Securities
SBA	— Small Business Authority
SEK	— Swedish Krona
SFHR	— Single Family Housing Revenue
SFMR	— Single Family Mortgage Revenue
SGD	— Singapore Dollar
SKK	— Slovakian Koruna
SPA	— Standby Purchase Agreement
SPDR	— Standard & Poor’s Depositary Receipts
STRIPS	— Separate Trading of Registered Interest and Principal Securities
TAN	— Tax Anticipation Notes
TBA	— To Be Announced
TIPS	— Treasury Inflation-Protected Securities
TRAN	— Tax Revenue Anticipation Notes
TCR	— Transferable Custody Receipts
TRY	— Turkish Lira
TTFA	— Transportation Trust Fund Authority
TVA	— Tennessee Valley Authority
XLCA	— XL Capital Assurance
ZAR	— South African Rand

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Transfer Agent, Registrar, Shareholder Servicing

Agent & Dividend Disbursing Agent

Computershare Trust Company, N.A.

P.O. Box 43010

Providence, RI 02940-3010

1-800-730-6001

Web site: wellsfargoadvantagefunds.com

Wells Fargo Funds Management, LLC, is a subsidiary of Wells Fargo & Company and is an affiliate of Wells Fargo & Company’s broker/dealer subsidiaries.

NOT FDIC INSURED  ¡  NO BANK GUARANTEE  ¡   MAY LOSE VALUE

© 2012 Wells Fargo Funds Management, LLC. All rights reserved.

209717 06-12 SGDO/SAR158 04-12

ITEM 2. CODE OF ETHICS

Not required in this filing

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT

Not required in this filing.

ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES

Not required in this filing.

ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS

Not required in this filing.

ITEM 6. SCHEDULE OF INVESTMENTS

The Schedule of Investments is included as part of the report to shareholders filed under Item 1 of this Form.

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES

Not applicable.

ITEM 8. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES

Not applicable.

ITEM 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASES

Not applicable.

ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS

The Governance Committee (the “Committee”) of the Board of Trustees of the registrant (the “Trust”) has adopted procedures by which a shareholder of any series of the Trust may submit properly a nominee recommendation for the Committee’s consideration.

The shareholder must submit any such recommendation (a “Shareholder Recommendation”) in writing to the Trust, to the attention of the Trust’s Secretary, at the address of the principal executive offices of the Trust.

The Shareholder Recommendation must be delivered to, or mailed and received at, the principal executive offices of the Trust not less than forty-five (45) calendar days nor more than seventy-five (75) calendar days prior to the date of the Committee meeting at which the nominee would be considered.

The Shareholder Recommendation must include: (i) a statement in writing setting forth (A) the name, age, date of birth, business address, residence address and nationality of the person recommended by the shareholder (the “candidate”); (B) the series (and, if applicable, class) and number of all shares of the Trust owned of record or beneficially by the candidate, as reported to such shareholder by the candidate; (C) any other information regarding the candidate called for with respect to director nominees by paragraphs (a), (d), (e) and (f) of Item 401 of Regulation S-K or paragraph (b) of Item 22 of Rule 14a-101 (Schedule 14A) under the Securities Exchange Act of 1934, as amended (the “Exchange Act”), adopted by the Securities and Exchange Commission (or the corresponding provisions of any regulation or rule subsequently adopted by the Securities and Exchange Commission or any successor agency applicable to the Trust); (D) any other information regarding the candidate that would be required to be disclosed if the candidate were a nominee in a proxy statement or other filing required to be made in connection with solicitation of proxies for election of directors pursuant to Section 14 of the Exchange Act and the rules and regulations promulgated thereunder; and (E) whether the recommending shareholder believes that the candidate is or will be an “interested person” of the Trust (as defined in the Investment Company Act of 1940, as amended) and, if not an “interested person,” information regarding the candidate that will be sufficient for the Trust to make such determination; (ii) the written and signed consent of the candidate to be named as a nominee and to serve as a Trustee if elected; (iii) the recommending shareholder’s name as it appears on the Trust’s books; (iv) the series (and, if applicable, class) and number of all shares of the Trust owned beneficially and of record by the recommending shareholder; and (v) a description of all arrangements or understandings between the recommending shareholder and the candidate and any other person or persons (including their names) pursuant to which the recommendation is being made by the recommending shareholder. In addition, the Committee may require the candidate to interview in person and furnish such other information as it may reasonably require or deem necessary to determine the eligibility of such candidate to serve as a Trustee of the Trust.

ITEM 11. CONTROLS AND PROCEDURES

(a) The President and Treasurer have concluded that the Wells Fargo Advantage Global Dividend Opportunity Fund(the “Trust”) disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940) provide reasonable assurances that material information relating to the Trust is made known to them by the appropriate persons, based on their evaluation of these controls and procedures as of a date within 90 days of the filing of this report.

(b) There were no significant changes in the Trust’s internal controls over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act of 1940) that occurred during the second quarter of the period covered by this report that materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

ITEM 12. EXHIBITS

(a)(1) Not required in this filing.

(a)(2) Certification pursuant to Rule 30a-2(a) under the Investment Company Act of 1940 (17 CFR 270.30a-2(a)) is filed and attached hereto as Exhibit 99.CERT.

(a)(3) Not applicable.

(b) Certification pursuant to Rule 30a-2(b) under the Investment Company Act of 1940 (17 CFR 270.30a-2(b)) is filed and attached hereto as Exhibit 99.906CERT.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Wells Fargo Advantage Global Dividend Opportunity Fund

By:	/s/ Karla M. Rabusch
Karla M. Rabusch
President

Date:	June 25, 2012

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the date indicated.

By:	/s/ Karla M. Rabusch
Karla M. Rabusch
President

Date:	June 25, 2012

By:	/s/ Kasey L. Phillips
Kasey L. Phillips
Treasurer

Date:	June 25, 2012